UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 4, 2009

CHINA SHUANGJI CEMENT LTD.

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(Exact Name of small business issuer as specified in its charter)

Delaware

000-52440

95-3542340

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(State of Incorporation)

(Commission File No.)

(IRS Employer ID Number)

221 Linglong Road, Zhaoyuan City, Shandong Province

People’s Republic of China, 265400

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(Address of principal executive offices)

(86) 535-8213217

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 8.01

Other Events

On February 27, 2009, China Shuangji Cement Ltd. issued a press release announcing that, as of 12:50 p.m., New York City time, on February 27, 2009, it had ceased production of its main 500,000 metric ton (tonnes) cement plant in Zhaoyuan City and would begin relocating its equipment and operations to its new 1,000,000 metric ton cement plant in the nearby Zhaoyuan industrial park and that it was in advanced negotiations to acquire a 500,000 tonne capacity cement plant in Shandong province.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

Exhibits

Exhibit Number

Exhibit Description

99.1

Press release announcing that, as of 12:50 p.m., New York City time, on February 27, 2009, it had ceased production of its main 500,000 metric ton (tonnes) cement plant in Zhaoyuan City and would begin relocating its equipment and operations to its new 1,000,000 metric ton cement plant in the nearby Zhaoyuan industrial park and that it was in advanced negotiations to acquire a 500,000 tonne capacity cement plant in Shandong province.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA SHUANGJI CEMENT LTD.

By:  /s/ Wenji Song

      Wenji Song

      President

Date: March 4, 2009

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